UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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December 29, 2000
Date of Report (Date of Earliest Event Reported)

GLADSTONE RESOURCES, INC.

State of Delaware	1-1525	91-0234563
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Oak Lawn, Suite 590, LB 49
Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

214-528-9710
(Registrant's Telephone Number, Including Area Code)

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On December 29, 2000, Gladstone Energy, Inc. (the "Company") disposed of the remainder of the Company's 8.575% working interest in and to and to the Righthand Creek Field in Allen and Beauregard Parishes, Louisiana properties (the "Disposition"). The purchaser of the interest was EXCO Resources, Inc., 5735 Pineland, Suite 235, Dallas, TX 75231 for a cash purchase price of $434,000.00. The Disposition represents the sale of all or substantially all of the Company's remaining assets.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a.)	Financial statements - not applicable
(b.)	Pro forma financial information.
1) Gladstone Energy, Inc. proforma balance sheet as of September 30, 2000 (unaudited).

2) Gladstone Energy, Inc. proforma statement of operations for the year ending December 31, 1999 (unaudited)

3) Gladstone Energy, Inc. pro forma statement of income for the six months ending September 30, 2000 (unaudited).
(c.)	The exhibits listed on the accompanying Exhibit Index immediately following the signature page are filed as part of, or incorporated by reference into, this Current Report of Form 8-K.

GLADSTONE ENERGY, INC.

PRO FORMA FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

On December 29, 2000, the Company disposed of the remainder of the Company's 8.575% working interest in and to and to the Righthand Creek Field in Allen and Beauregard Parishes, Louisiana properties.

The transaction will be recorded as a gain on sale of assets sold at their fair values.

The pro forma financial statements may not be indicative of the actual results of the sale. The accompanying proforma financial statements should be read in connection with the historical statements of Gladstone Energy, Inc.

GLADSTONE ENERGY, INC.
PRO FORMA BALANCE SHEET
(UNAUDITED)
SEPTEMBER 30, 2000

	Historical statements	1st RHC Sale Pro Forma adjustments (1)	San Juan Sale Pro Forma adjustments	2nd RHC Sale Pro Forma adjustments	Pro Forma Results

ASSETS:
CURRENT ASSETS:
Cash	$ 111,793	$ -	$ 267,000 (4)	$ 434,000 (6)	$ 812,793
Accounts receivable	20,908	-	-	(19,097)	1,811
Deferred Tax Benefit	148,487	-	(54,829) (5)	(85,354) (7)	8,304
TOTAL CURRENT ASSETS	281,188	-	212,171	329,549	822,908

PROPERTY AND EQUIPMENT:
Gas and oil properties (successful efforts method)	829,484	-	(534,757) (5)	(237,323) (7)	57,404
Field equipment	18,628	-	-	-	18,628
	848,112	-	(534,757)	(237,323)	76,032
Accumulated depletion and depreciation	(498,448)	-	425,930 (5)	54,365 (5)	(18,153)
TOTAL PROPERTY AND EQUIPMENT	349,664	-	(108,827)	(182,958)	57,879

OTHER ASSETS:
Cost in excess of amount assigned to net assets in New Mexico at date of acquisition, net of amortization	32,921	-	(32,921) (5)	-	-
TOTAL OTHER ASSETS	32,921	-	(32,921)	-	-

TOTAL ASSETS	$ 663,773	$ -	$ 70,423	$ 146,591	$ 880,787

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Accounts payable	$ 13,176	$ -	$ -	$ -	$ 13,176
TOTAL CURRENT LIABILITIES	13,176	-	-	-	13,176

STOCKHOLDERS' EQUITY:
Common stock	849	-	-	-	849
Capital in excess of stated value	1,379,271	-	-	-	1,379,271
Retained earning (deficit)	(729,523)	-	70,423	146,591	(512,509)
TOTAL STOCKHOLDERS' EQUITY	650,597	-	70,423	146,591	867,611

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 663,773	$ -	$ 70,423	$ 146,591	$ 880,787

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.
PRO FORMA STATEMENT OF OPERATIONS
(UNAUDITED)
FOR THE YEAR ENDING DECEMBER 31, 1999

	Historical statements	1st RHC Sale Pro Forma adjustments (1)	San Juan Sale Pro Forma adjustments (5)	2nd RHC Sale Pro Forma adjustments (7)	Pro Forma results

SALES:
Gas and oil	$ 223,943	$ (48,360)	$ (56,031)	$ (112,840)	$ 6,712

COST OF SALES:
Production taxes	24,346	(4,388)	(4,419)	(15,130)	409
Well operating expense	72,242	(14,947)	(19,686)	(34,876)	2,733
TOTAL COST OF SALES	96,588	(19,335)	(24,105)	(50,006)	3,142
GROSS PROFIT ON SALES	127,355	(29,025)	(31,926)	(62,834)	3,570

EXPENSES:
Oil and gas prospect expense	24,491	-	-	-	24,491
Dry hole and abandonment loss	114,388	-	-	-	114,388
Depletion	56,973	(9,768)	(21,710)	(22,791)	2,704
Depreciation and amortization	8,724	-	(6,338)	-	2,386
General and administrative	43,115	-	-	-	43,115
Interest	9,862	(2,958)	-	-	6,904
Taxes	8,050	-	-	-	8,050
Legal, auditing and accounting	75,501	-	-	-	75,501
TOTAL EXPENSES	341,104	(12,726)	(28,048)	(22,791)	277,539
	(213,749)	(16,299)	(3,878)	(40,043)	(273,969)

OTHER INCOME
Interest and dividend income	9,683	-	-	-	9,683
Income (loss) before taxes	(204,066)	(16,299)	(3,878)	(40,043)	(264,286)
Income taxes	-	-	-	-	-
NET INCOME (LOSS)	$ (204,066)	$ (16,299)	$ (3,878)	$ (40,043)	$ (264,286)

EARNINGS/(LOSS) PER SHARE:
Basic:	$ (.24)				$ (.31)
Diluted:	$ (.24)				$ (.31)

Basic weighted average common shares outstanding	848,791				848,791
Basic weighted average common equivalent shares outstanding	848,791				848,791

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.
PRO FORMA STATEMENT OF OPERATIONS
(UNAUDITED)
FOR THE NINE MONTHS ENDING SEPTEMBER 30, 2000

	Historical statements	1st RHC Sale Pro Forma adjustments (1)	San Juan Sale Pro Forma adjustments (5)	2nd RHC Sale Pro Forma adjustments (7)	Pro Forma results

SALES:
Gas and oil	$ 295,643	$ (53,733)	$ (52,814)	$ (185,600)	$ 3,496

COST OF SALES:
Production taxes	33,080	(6,476)	(3,983)	(22,391)	230
Well operating expense	51,911	(8,618)	(14,880)	(26,647)	1,766
TOTAL COST OF SALES	84,991	(15,094)	(18,863)	(49,038)	1,996
GROSS PROFIT ON SALES	210,652	(38,639)	(33,951)	(136,526)	1,500

EXPENSES:
Dry hole and abandonment loss	87,475	-	-	-	87,475
Depletion	53,921	(11,082)	(13,930)	(27,153)	1,756
Depreciation and amortization	12,759	(312)	(4,563)	(728)	7,156
General and administrative	35,401	-	-	-	35,401
Interest	14,376	(14,376)	-	-	-
Taxes	2,452	-	-	-	2,452
Legal, auditing and accounting	19,458	-	-	-	19,458
TOTAL EXPENSES	225,842	(25,770)	(18,493)	(27,881)	153,698
	(15,190)	(12,869)	(15,458)	(108,681)	(152,198)

OTHER INCOME
Gain on sale of assets	122,640	(122,640)	-	-	-
Interest and dividend income	19	-	-	-	19
Income (loss) before taxes	107,469	(135,509)	(15,458)	(108,681)	(152,174)
Income taxes (benefits)	(148,487)	-	54,829	85,354)	(8,304)
NET INCOME (LOSS)	$ 255,956	$ (135,509)	$ (70,287)	$ (194,035)	$ (143,875)

EARNINGS/(LOSS) PER SHARE:
Basic:	$ .30				$ (.17)
Diluted:	$ .30				$ (.17)

Basic weighted average common shares outstanding	848,782				848,782
Diluted weighted average common equivalent shares outstanding	848,782				848,782

See Notes to Pro Forma Financial Statements (Unaudited)

GLADSTONE ENERGY, INC.
NOTES TO PRO FORMA FINANICAL STATEMENTS
SEPTEMBER 30, 2000

(1)

To reflect the elimination of assets, liabilities, income and expenses relating to and resulting from the sale of 30% of the Righthand Creek oil property as of September 30, 2000, and the nine month period ending September 30, 2000.

(2)	To reflect the cash proceeds from the 1st RHC Sale.
	Gross proceeds	$ 201,000
	Note Payoff	(200,000)
	Net proceeds	$ 1,000

(3)	To reflect the gain for proforma financial statement purposes for the 1st RHC Sale:

	Sales price	$ 201,000
	Cost of 30% of property	(102,022)
	Accumulated depletion and depreciation	23,662
	Estimated gain	$ 122,640

(4)	To reflect the cash proceeds from the San Juan Sale:

	Gross proceeds	$ 267,000
	Net proceeds	$ 267,000

(5)

To reflect the elimination of assets, liabilities, income and expenses relating to and resulting from the San Juan Sale on October 10, 2000, but effective for production purposes as of August 1, 2000, and for the nine months ended September 30, 2000.

(6)	To reflect the estimated gain for proforma financial statement purposes for the San Juan Sale:

	Sales price	$ 267,000
	Cost of property	(534,757)
	Cost in excess of assets purchased	(337,000)
	Accumulated depletion and depreciation	429,018
	Accumulated amortization	304,079
	Estimated gain	$ 128,340

(7)

To reflect the elimination of assets, liabilities, income and expenses relating to and resulting from the sale of 2nd RHC Sale, effective for production purposes as of September 1, 2000, and for the nine months ended September 30, 2000.

(8)	To reflect the estimated gain for proforma financial statement purposes for the 2nd RHC Sale:

	Sales price	$ 434,000
	Cost of 30% of property	(237,323)
	Accumulated depletion and depreciation	54,365
	Estimated gain	$ 251,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE ENERGY, INC.

By:
Johnathan M. Hill
President

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION
2.1	Purchase and Sale Agreement made and entered into as of the 25th day of October, 2000 between Gladstone Energy, Inc., as Seller, and EXCO Resources, Inc., as Purchaser.